Exhibit 99.1


          York International Provides New Segment Information


       YORK, Pa.--(BUSINESS WIRE)--April 17, 2003--York International Corporation (NYSE:YRK), a global leader in heating, ventilating, air conditioning and refrigeration solutions, today provided new segment information that corresponds to the January 1, 2003 realignment of their operations.
       The new organization will be reported in three Groups--Global Applied, Unitary Products North America and Bristol Compressors. The Global Applied business comprises three geographic regions: the Americas; Europe, Middle East and Africa (EMEA); and Asia.
       The attached document provides the quarterly and full year results for 2001 and 2002 presented in the format of the new organizational structure. Actual results in 2003 will be presented in the same manner. Any specific questions regarding these historical results will be addressed in the quarterly earnings release conference call, which is scheduled for April 23, 2003.
       York International Corporation is a full-line, global manufacturer of heating, ventilating, air conditioning and refrigeration (HVAC&R) products. YORK is the largest independent supplier of HVAC&R equipment in the United States and a leading competitor in the industry internationally. The Company's products are sold in more than 125 countries and YORK has approximately 23,000 employees worldwide.

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York International Corporation
2002 New Segment Information



                 Q1 2002    Q2 2002   Q3 2002   Q4 2002      2002
                --------- ------------------------------- -----------

Revenue:
--------
Global Applied:
  Americas      $303,614    $352,694 $331,300   $347,784  $1,335,392
  EMEA           218,017     285,893  279,272    378,423   1,161,605
  Asia            80,701     112,088  113,144    112,666     418,599
  Intragroup
   sales         (33,854)    (41,436) (41,622)   (48,531)   (165,443)
                --------- ----------- -------- ---------- -----------
                 568,478     709,239  682,094    790,342   2,750,153
Unitary Products
 Group           158,335     214,808  207,578    156,068     736,789
Bristol
 Compressors     155,956     163,698   97,509     98,209     515,372
Eliminations     (41,237)    (43,652) (40,407)   (33,645)   (158,941)
                --------- ----------- -------- ---------- -----------
 Total          $841,532  $1,044,093 $946,774 $1,010,974  $3,843,373
                ========= =========== ======== ========== ===========


Income from
 Operations:
----------------
Global Applied:
  Americas        $3,326     $18,341   $9,842     $8,201     $39,710
  EMEA             2,253      17,871    9,741     20,685      50,550
  Asia             6,983      16,974   18,378     13,610      55,945
                --------- ----------- -------- ---------- -----------
                  12,562      53,186   37,961     42,496     146,205
Unitary Products
 Group            (2,440)     18,282   18,724      5,696      40,262
Bristol
 Compressors      16,335      12,788   (1,033)       912      29,002
Corporate,
 eliminations,
 and other        (9,296)    (11,640) (11,518)   (11,583)    (44,037)
Charges and
 operating
 expenses        (10,476)A         -        -        559 B    (9,917)C
                --------- ----------- -------- ---------- -----------
 Total            $6,685     $72,616  $44,134    $38,080    $161,515
                ========= =========== ======== ========== ===========




       A -- Includes $2,818 of restructuring charges (of which $88 is recorded as charges in cost of goods sold) and $7,658 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line

       B -- Includes $2,841 of restructuring income related to the sale of Sparta fixed assets and the resolution of restructuring actions and $2,282 of executive retirement costs

       C -- Includes $23 of restructuring credits (of which $88 is recorded as charges in cost of goods sold), $7,658 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line, and $2,282 of executive retirement costs


       The information in this press release affects only disclosures related to segment results and does not restate the overall results presented in prior year financial statements. The information also discloses segment income results as income from operations. York previously disclosed income results as earnings before interest and taxes (EBIT). The only reconciling items between income from operations and EBIT are York's equity in earnings of affiliates and loss on divestiture. Any specific questions regarding these historical results will be addressed in the quarterly earnings release conference call, which is scheduled for April 23, 2003.

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York International Corporation
2001 New Segment Information



                 Q1 2001    Q2 2001    Q3 2001   Q4 2001      2001
                --------- ----------- --------- --------- -----------

Revenue:
Global Applied:
   Americas     $347,043    $379,802  $334,747  $364,293  $1,425,885
   EMEA          252,530     292,444   285,036   317,832   1,147,842
   Asia           89,843     127,595   117,033   105,387     439,858
   Intragroup
    sales        (49,008)    (61,231)  (39,426)  (46,276)   (195,941)
                --------- ----------- --------- --------- -----------
                 640,408     738,610   697,390   741,236   2,817,644
Unitary Products
 Group           171,905     224,408   187,388   172,159     755,860
Bristol
 Compressors     168,050     162,773   102,910    75,973     509,706
Eliminations     (40,296)    (51,419)  (43,204)  (28,195)   (163,114)
                --------- ----------- --------- --------- -----------
  Total         $940,067  $1,074,372  $944,484  $961,173  $3,920,096
                ========= =========== ========= ========= ===========


Income from
 Operations:
Global Applied:
   Americas      $15,712     $30,267   $16,606   $19,990     $82,575
   EMEA            3,598      15,982    11,945    17,500      49,025
   Asia            8,922      15,982    15,406    14,250      54,560
                --------- ----------- --------- --------- -----------
                  28,232      62,231    43,957    51,740     186,160
Unitary Products
 Group            12,752      24,770    14,978     6,583      59,083
Bristol
 Compressors      16,763      17,303     4,909       709      39,684
Corporate,
 eliminations,
 and other       (16,156)    (14,264)  (11,070)  (12,824)    (54,314)
Charges and
 operating
 expenses        (30,482)A   (58,045)B (14,734)C (25,681)D  (128,942)E
                --------- ----------- --------- --------- -----------
  Total          $11,109     $31,995   $38,040   $20,527    $101,671
                ========= =========== ========= ========= ===========


       A -- Includes $24,863 of restructuring charges (of which $2,912 is recorded as part of cost of goods sold) and $5,619 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line

       B -- Includes $42,613 of restructuring charges (of which $7,389 is recorded as part of cost of goods sold) and $15,432 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line

       C -- Includes $7,367 of restructuring charges (of which $3,527 is recorded as part of cost of goods sold) and $7,367 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line

       D -- Includes $10,079 of restructuring charges (of which $590 is recorded as part of cost of goods sold), $9,802 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line, and a write- off of a long-term receivable of $5,800.

       E -- Includes $84,922 of restructuring charges (of which $14,418 is recorded as part of cost of goods sold), $38,220 of operating expenses (recorded as part of cost of goods sold) related to the cost reduction actions and a discontinued product line, and a write- off of a long-term receivable of $5,800.


       The information in this press release affects only disclosures related to segment results and does not restate the overall results presented in prior year financial statements. The information also discloses segment income results as income from operations. York previously disclosed income results as earnings before interest and taxes (EBIT). The only reconciling items between income from operations and EBIT are York's equity in earnings of affiliates and loss on divestiture. Any specific questions regarding these historical results will be addressed in the quarterly earnings release conference call, which is scheduled for April 23, 2003.


    CONTACT: York International Corporation
             David Myers, 717/771-6183

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